Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2013 FIRST QUARTER RESULTS

MILPITAS, Calif., October 25, 2012 - KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its first quarter of fiscal year 2013, which ended on September 30, 2012, and reported GAAP net income of $135 million and GAAP earnings per diluted share of $0.80 on revenues of $721 million.

“KLA-Tencor’s results for the first quarter of fiscal year 2013 reflect today’s challenging demand environment for the wafer fab equipment industry,” said Rick Wallace, president and CEO. “Though macro-economic uncertainty has caused our customers to delay expansion plans, they continue to invest in leading-edge process control technologies to improve device performance and lower costs. KLA-Tencor remains focused on customer collaboration and making investments to extend our technology leadership to drive long-term growth.”

GAAP Results
	Q1 FY 2013	Q4 FY 2012	Q1 FY 2012
Revenues	$721 million	$892 million	$796 million
Net Income	$135 million	$248 million	$192 million
Earnings per Diluted Share	$0.80	$1.46	$1.13

Non-GAAP Results
	Q1 FY 2013	Q4 FY 2012	Q1 FY 2012
Net Income	$142 million	$253 million	$198 million
Earnings per Diluted Share	$0.84	$1.49	$1.17

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2013 first quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding market conditions in the semiconductor equipment industry, anticipated actions by customers in response to the current market environment, expected trends and focus areas in customers’ capital investment, and KLA-Tencor’s ability to preserve and extend its technology leadership position and drive long-term growth, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2012, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	September 30, 2012	June 30, 2012
ASSETS
Cash, cash equivalents and marketable securities	$2,638,077	$2,534,444
Accounts receivable, net	537,460	701,280
Inventories	689,713	650,802
Other current assets	275,707	277,517
Land, property and equipment, net	288,876	277,686
Goodwill	326,848	327,716
Purchased intangibles, net	48,081	55,636
Other non-current assets	260,714	275,227

Total assets	$5,065,476	$5,100,308

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$116,247	$139,183
Deferred system profit	141,925	147,218
Unearned revenue	57,494	63,095
Other current liabilities	471,435	513,411

Total current liabilities	787,101	862,907

Non-current liabilities:
Long-term debt	746,968	746,833
Income tax payable	52,855	50,839
Unearned revenue	35,815	34,899
Other non-current liabilities	90,425	89,235

Total liabilities	1,713,164	1,784,713

Stockholders’ equity:
Common stock and capital in excess of par value	1,108,465	1,089,480
Retained earnings	2,256,958	2,247,258
Accumulated other comprehensive income (loss)	(13,111)	(21,143)

Total stockholders’ equity	3,352,312	3,315,595

Total liabilities and stockholders’ equity	$5,065,476	$5,100,308

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended
(In thousands, except per share data)	September 30, 2012	September 30, 2011
Revenues:
Product	$574,078	$650,256
Service	146,631	146,220

Total revenues	720,709	796,476
Costs and operating expenses:
Costs of revenues	317,225	340,349
Engineering, research and development	119,742	107,762
Selling, general and administrative	97,185	94,076

Total costs and operating expenses	534,152	542,187
Income from operations	186,557	254,289
Interest income and other, net	(10,015)	(7,027)

Income before income taxes	176,542	247,262
Provision for income taxes	41,175	55,267

Net income	$135,367	$191,995

Net income per share:
Basic	$0.81	$1.15

Diluted	$0.80	$1.13

Cash dividends declared per share	$0.40	$0.35

Weighted average number of shares:
Basic	166,531	166,684
Diluted	169,824	169,835

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended September 30,
(In thousands)	2012	2011
Cash flows from operating activities:
Net income	$135,367	$191,995
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,016	23,184
Asset impairment charges	1,327	—
Non-cash stock-based compensation expense	18,984	20,496
Excess tax benefit from equity awards	(7,026)	—
Net gain on sale of marketable securities and other investments	(309)	(662)
Changes in assets and liabilities:
Decrease in accounts receivable, net	166,855	129,227
Increase in inventories	(39,289)	(43,699)
Decrease in other assets	19,676	91,789
Decrease in accounts payable	(23,104)	(28,558)
Decrease in deferred system profit	(5,292)	(56,216)
Decrease in other liabilities	(45,812)	(108,571)

Net cash provided by operating activities	245,393	218,985
Cash flows from investing activities:
Capital expenditures, net	(20,272)	(12,128)
Purchase of available-for-sale securities	(410,031)	(303,101)
Proceeds from sale and maturity of available-for-sale securities	265,028	268,931
Purchase of trading securities	(11,168)	(18,586)
Proceeds from sale of trading securities	9,322	16,176

Net cash used in investing activities	(167,121)	(48,708)
Cash flows from financing activities:
Issuance of common stock	23,250	9,702
Tax withholding payments related to vested and released restricted stock units	(18,961)	(17,930)
Common stock repurchases	(68,317)	(66,392)
Payment of dividends to stockholders	(66,629)	(58,460)
Excess tax benefit from equity awards	7,026	—

Net cash used in financing activities	(123,631)	(133,080)
Effect of exchange rate changes on cash and cash equivalents	4,007	(2,579)

Net increase (decrease) in cash and cash equivalents	(41,352)	34,618
Cash and cash equivalents at beginning of period	751,294	711,329

Cash and cash equivalents at end of period	$709,942	$745,947

Supplemental cash flow disclosures:
Income taxes paid, net	$27,909	$37,391
Interest paid	$233	$611

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended
		September 30, 2012	June 30, 2012	September 30, 2011
GAAP net income		$135,367	$247,877	$191,995
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	6,886	6,942	7,628
Restructuring, severance and other related charges	b	3,134	—	2,556
Restatement related charges	c	—	—	135
Income tax effect of non-GAAP adjustments	d	(2,979)	(2,307)	(4,063)
Discrete tax items	e	—	878	—

Non-GAAP net income		$142,408	$253,390	$198,251

GAAP net income per diluted share		$0.80	$1.46	$1.13

Non-GAAP net income per diluted share		$0.84	$1.49	$1.17

Shares used in diluted shares calculation		169,824	170,178	169,835

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non- GAAP adjustment
Three months ended September 30, 2012
Costs of revenues	$4,560	$—	$—	$4,560
Engineering, research and development	836	—	—	836
Selling, general and administrative	1,490	3,134	—	4,624

Total in three months ended September 30, 2012	$6,886	$3,134	$—	$10,020

Three months ended June 30, 2012
Costs of revenues	$4,560	$—	$—	$4,560
Engineering, research and development	892	—	—	892
Selling, general and administrative	1,490	—	—	1,490

Total in three months ended June 30, 2012	$6,942	$—	$—	$6,942

Three months ended September 30, 2011
Costs of revenues	$5,240	$947	$—	$6,187
Engineering, research and development	898	1,475	—	2,373
Selling, general and administrative	1,490	134	135	1,759

Total in three months ended September 30, 2011	$7,628	$2,556	$135	$10,319

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.	Acquisition related charges include amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.	Restructuring, severance and other related charges include costs associated with the company’s decision in the first quarter of fiscal year 2013 to exit from the solar inspection business, as well as those associated with reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related stockholder litigation and other matters. KLA-Tencor has paid or reimbursed legal expenses incurred by a number of its current and former directors, officers and employees in connection with the investigation of the company’s historical stock option practices and the related litigation and government inquiries. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e.	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.